Exhibit 10.6

EXECUTION COPY

AMENDMENT NO. 5 TO THE

SERIES 2000-VFC SUPPLEMENT TO THE POOLING AND SERVICING

AGREEMENT

THIS AMENDMENT NO. 5 (this “Amendment”) to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement is made as of November 10, 2009, by and among Navistar Financial Securities Corporation, a Delaware corporation, as Seller, Navistar Financial Corporation (“NFC”), a Delaware corporation, as Servicer, and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.

The Seller, the Servicer, and the Master Trust Trustee are parties to the Series 2000-VFC Supplement, dated as of January 28, 2000 (as amended, the “Series 2000-VFC Supplement”). The Seller, the Servicer and the Master Trust Trustee have agreed to amend the Series 2000-VFC Supplement in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Series 2000-VFC Supplement.

1. Amendment to Section 2.01. The following provisions of Section 2.01 shall be amended as follows:

(a)	The definition of “ABS Transaction” shall be deleted in its entirety.

(b)	The definition of “Credit Agreement” shall be amended by (i) replacing the phrase “Fourth Amendment Effective Date” with the phrase “Fifth Amendment Effective Date.”

(c)	The definition of “Dealcor Dealer Notes Pool Percentage Limit” shall be hereby deleted in its entirety and replaced with the following:

“Dealcor Dealer Notes Pool Percentage Limit” means 12.5%.

(d)	The definition of “Investor Backup Servicing Expenses” shall be added:

“Investor Backup Servicing Expenses” means, with respect to any Due Period, an amount equal to the product of (a) the Backup Servicing Expenses with respect to such Due Period, (b) the Series 2000-VFC Allocation Percentage with respect to such Due Period and (c) the Floating Allocation Percentage with respect to such Due Period.

(e)	The definition of “Investor Backup Servicing Fee” shall be added:

“Investor Backup Servicing Fee” means, with respect to any Due Period, an amount equal to the product of (a) one-twelfth, (b) the Base Backup Servicing Fee with respect to such Due Period, (c) the Series 2000-VFC Allocation Percentage with respect to such Due Period and (d) the Floating Allocation Percentage with respect to such Due Period.

Navistar 2000-VFC: Amendment No. 5 to

Series 2000-VFC Supplement

(f)	The definition of “Monthly Payment Rate” shall be added:

“Monthly Payment Rate” means, on any Determination Date, the quotient of (a) the sum of Dealer Note Collections for the related Due Period and (b) the daily average principal amount of Dealer Notes outstanding during the related Due Period.

(g)	The definition of “Projected Monthly Backup Servicing Fee” shall be added:

“Projected Monthly Backup Servicing Fee” shall mean, on any Transfer Date, an amount equal to one-twelfth of the product of (a) the Base Backup Servicing Fee with respect to the related Due Period, (b) the Series 2000-VFC Allocation Percentage for the Due Period in which such Transfer Date occurs and (c) the Floating Allocation Percentage for the Due Period in which such Transfer Date occurs.

(h)	The definition of “Projected Monthly Backup Servicing Expenses” shall be added:

“Projected Monthly Backup Servicing Expenses” shall mean, on any Transfer Date, an amount equal to one-twelfth of the product of (a) the Backup Servicing Expenses with respect to the related Due Period, (b) the Series 2000-VFC Allocation Percentage for the Due Period in which such Transfer Date occurs and (c) the Floating Allocation Percentage for the Due Period in which such Transfer Date occurs.

(i)	The definition of “Projected Monthly Interest” shall be hereby deleted in its entirety and replaced with the following:

“Projected Monthly Interest” shall mean, on any Transfer Date, an amount equal to the product of (a) the Certificate Rate for the related Distribution Date, (b) the Invested Amount as of the related Distribution Date after taking into account all fundings and payments to be made on or prior to such Distribution Date, (c) the result of (i) the actual number of days in the Accrual Period following the Accrual Period related to such Transfer Date divided by (ii) 360 and (d) 1.25.

(j)	The definition of “Projected Monthly Servicing Fee” shall be hereby deleted in its entirety and replaced with the following:

“Projected Monthly Servicing Fee” shall mean, on any Transfer Date, an amount equal to one-twelfth of the product of (a) 1%, (b) the aggregate principal amount of Dealer Notes as of the second Business Day preceding such Transfer Date, (c) the Series 2000-VFC Allocation Percentage for the Due Period in which such Transfer Date occurs and (d) the Floating Allocation Percentage for the Due Period in which such Transfer Date occurs.

2	Navistar 2000-VFC: Amendment No. 5 to Series 2000-VFC Supplement

(k)	The definition of “Projected Spread” shall be hereby deleted in its entirety and replaced with the following:

“Projected Spread” shall mean, with respect to any Transfer Date, the sum of (a) the positive amount, if any, by which (i) the sum of (A) the Projected Monthly Interest as of such Transfer Date, (B) the Projected Monthly Servicing Fee as of such Transfer Date, (C) the Projected Monthly Backup Servicing Fee as of such Transfer Date and (D) the Projected Monthly Backup Servicing Expenses as of such Transfer Date exceeds (ii) the Projected Dealer Note Income as of such Transfer Date and (b) an amount equal to the product of (i) the Projected Spread Percentage multiplied by (ii)(x) during the Revolving Period, the Invested Amount as of the related Distribution Date after taking into account all fundings and payments to be made on or prior to such Distribution Date or (y) during an Amortization or Early Amortization Period, the Invested Amount as of the last day of the Revolving Period.

(l)	The definition of “Projected Spread Percentage” shall be hereby deleted in its entirety and replaced with the following:

“Projected Spread Percentage” shall mean 2.091%; provided, however, that, if and for so long as the average Monthly Payment Rate for any 3 consecutive Due Periods is less than 20%, “Projected Spread Percentage” shall mean 4.182%.

(m)	The definition of “Required Subordinated Amount Percentage” shall be hereby deleted in its entirety and replaced with the following:

“Required Subordinated Amount Percentage” shall mean 100%.

(n)	The definition of “Subordinated Percentage” shall be hereby deleted in its entirety and replaced with the following:

“Subordinated Percentage” means 39.395%; provided however, that if any outstanding series of Dealer Note Securities (other than the Floating Rate Dealer Note Asset Backed Notes, Series 2005-1, issued by Navistar Financial Dealer Note Master Owner Trust) rated in the highest investment category by either Moody’s or S&P is downgraded, the Subordinated Percentage will be set at the level reasonably determined by the Administrative Agent necessary to support a rating in the highest investment category for long-term debt on the Series 2000-VFC, subject to the consent of the Seller, or, if the Seller shall not so consent, the Purchase Expiration Date shall be deemed to have occurred.

(o)	The definition of “Fifth Amendment Effective Date” shall be added:

“Fifth Amendment Effective Date” means November 10, 2009.

3	Navistar 2000-VFC: Amendment No. 5 to Series 2000-VFC Supplement

2. Amendment to Article III. Article III is hereby amended by adding Section 3.02 thereto in the proper numerical order to read as follows:

SECTION 3.02 Backup Servicing Compensation. The monthly backup servicing fee (the “Monthly Backup Servicing Fee”) shall be payable to the Backup Servicer, in arrears, on each Distribution Date in respect of a Due Period (or portion thereof) occurring prior to the earliest of (i) the first Distribution Date following the Series Termination Date, (ii) the first Distribution Date on which no Series 2000-VFC Certificates are outstanding and (iii) the date on which the Backup Servicing Agreement terminates in accordance with the provisions thereof, in an amount equal to one-twelfth of the result of (a) the Base Backup Servicing Fee multiplied by (b) the Series 2000-VFC Allocation Percentage with respect to such Due Period. The Investor Backup Servicing Fee portion of the Monthly Backup Servicing Fee shall be paid in accordance with Section 4.04(a)(i) but only to the extent of funds available for such payment pursuant to Section 4.04(a)(i). The remainder of the Monthly Backup Servicing Fee shall be paid by the Seller and in no event shall the Master Trust, the Master Trust Trustee or the Series 2000-VFC Certificateholders be liable for the share of the Monthly Backup Servicing Fee to be paid by the Seller.

The monthly Backup Servicing Expenses (the “Monthly Backup Servicing Expenses”) shall be payable to the Backup Servicer, in arrears, on each Distribution Date in respect of a Due Period (or portion thereof) occurring prior to the earliest of (i) the first Distribution Date following the Series Termination Date, (ii) the first Distribution Date on which no Series 2000-VFC Certificates are outstanding and (iii) the date on which the Backup Servicing Agreement terminates in accordance with the provisions thereof, in an amount equal to the result of (a) the Backup Servicing Expenses multiplied by (b) the Series 2000-VFC Allocation Percentage with respect to such Due Period. The Investor Backup Servicing Expenses portion of the Monthly Backup Servicing Expenses shall be paid in accordance with Section 4.04(a)(viiC) but only to the extent of funds available for such payment pursuant to Section 4.04(a)(viiC). The remainder of the Monthly Backup Servicing Expenses shall be paid by the Seller and in no event shall the Master Trust, the Master Trust Trustee or the Series 2000-VFC Certificateholders be liable for the share of the Monthly Backup Servicing Expenses to be paid by the Seller.

3. Amendment to Section 4.02(b). Section 4.02(b) is hereby amended by adding subsection (v) thereto in the proper numerical order to read as follows:

(v) If the Projected Spread increases as a result of an increase in the Projected Spread Percentage and Available Certificateholder Interest Collections are insufficient to make the deposit described in Section 4.04(a)(v), the Seller may, in its sole discretion, deposit the amount of such shortfall into the Spread Account.

4	Navistar 2000-VFC: Amendment No. 5 to Series 2000-VFC Supplement

4. Amendment to Section 4.04. Section 4.04 shall be amended as follows:

(a)	Section 4.04(a)(i) shall be amended in its entirety to read as follows:

(i) Investor Servicing Fee and Investor Backup Servicing Fee. On a pro rata basis, based on the amount payable pursuant to the following clause (x) and clause (y): (x) An amount equal to the Investor Servicing Fee for such Due Period (unless such amount has been netted against deposits to the Collections Account or waived) shall be allocated and paid to the Servicer and (y) an amount equal to the Investor Backup Servicing Fee for such Due Period shall be allocated and paid to the Backup Servicer.

(b)	A new Section 4.04(a)(viiC) shall be added as follows:

(viiC) Investor Backup Servicing Expenses. An amount equal to the Investor Backup Servicing Expenses due on such Transfer Date shall be allocated and paid to the Backup Servicer.

5. Amendment to Section 5.01(a). Section 5.01(a) shall be amended by deleting the proviso to the first sentence of

Section 5.01(a).

6. Amendments to Section 6.01.

(a)	Section 6.01(k) shall be amended in its entirety to read as follows:

(k) the average Monthly Payment Rate for any 3 consecutive Due Periods is less than 16%.

(b)	Section 6.01(q) shall be amended in its entirety to read as follows:

(q) [reserved];

(c)	Section 6.01(y) shall be amended by deleting the word “and” at the end of such section.

(d)	Section 6.01(z) shall be amended by replacing the period at the end of such section with a semicolon.

(e)	A new Section 6.01(aa) shall be added after Section 6.01(z) to read as follows:

(aa) on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of Dealer Notes held by the Master Trust on that last day; and

(f)	A new Section 6.01(bb) shall be added after Section 6.01(aa) to read as follows:

(bb) upon an increase in the Projected Spread Percentage as a result of the average Monthly Payment Rate for any three consecutive Due Periods being less than 20%, the amount on deposit in the Spread Account is less than the Projected Spread for five (5) consecutive Business Days.

5	Navistar 2000-VFC: Amendment No. 5 to Series 2000-VFC Supplement

7. Amendment to Section 6.01(v). Section 6.01(v) shall be hereby amended by deleting the reference to “Fourth Amendment Effective Date” and substituting “Fifth Amendment Effective Date” therefor.

8. Amendment to Article IX. Section 9.04 is hereby deleted in its entirety.

9. Condition Precedent. The effectiveness of this Amendment shall be subject to (i) the execution and delivery of a signature page by each of the parties hereto and (ii) the effectiveness of the Amendment to Amended and Restated Certificate Purchase Agreement, dated as of November 10, 2009. The Servicer shall provide the Trustee with written notice of the effectiveness of such amendment and of this Amendment.

10. Miscellaneous. This Amendment shall be construed in accordance with the internal laws of the State of Illinois, without reference to its conflict of law provisions, except that the obligations, rights and remedies of the Master Trust Trustee shall be determined in accordance with the internal laws of the State of New York, without regard to conflict of law provisions. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together constitute one and the same instrument. The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Series 2000-VFC Supplement; and the Series 2000-VFC Supplement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument. Promptly after the execution of this Amendment the Master Trust Trustee shall furnish written notification of the substance of this Amendment to each Investor Certificateholder.

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6	Navistar 2000-VFC: Amendment No. 5 to Series 2000-VFC Supplement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Series 2000-VFC Supplement to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL SECURITIES
CORPORATION
as Seller

By:	/s/ William V. McMenamin
Name:	William V. McMenamin
Title:	V.P., CFO & Treasurer

NAVISTAR FINANCIAL CORPORATION as Servicer

By:	/s/ William V. McMenamin
Name:	William V. McMenamin
Title:	V.P., CFO & Treasurer

7	Navistar 2000-VFC: Amendment No. 5 to Series 2000-VFC Supplement

THE BANK OF NEW YORK MELLON
as Master Trust Trustee

By:	/s/ Michael Burack
Name:	Michael Burack
Title:	Senior Associate

8	Navistar 2000-VFC: Amendment No. 5 to Series 2000-VFC Supplement

Acknowledged and Accepted
BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Matt Zimmerman
Name:	Matt Zimmerman
Title:	Vice President

9	Navistar 2000-VFC: Amendment No. 5 to Series 2000-VFC Supplement